SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549

                            FORM 8-K

                        CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report(Date of earliest event reported): January 16, 2001

          Onyx Acceptance Grantor Trust 2000-A
------------------------------------------------------------------------------
        (Issuer with respect to Certificates)

         Onyx Acceptance Financial Corporation
 -------------------------------------------------------------
  (Exact Name of Registrant as Specified in Its Charter)

Commission File Number
333-92245                                (I.R.S. EmployerIdentification No.)
                                                 33-0639768

State or other jurisdiction of incorporation or organization
Delaware


Onyx Acceptance Financial Corporation
27051 Towne Centre Drive
Foothill Ranch 92610
949 465-3900







Item 5.  Other Events

         On behalf of the Onyx Acceptance Owner Trust 2000-A, (the"Trust"), a trust created pursuant to the Trust Agreement dated as of February 1,2000 with Onyx Acceptance Financial Corporation as registrant and seller and Bankers Trust(Delaware) as Owner Trustee and The Chase Manhattan Bank as
Trust Agent, the registrant has caused to be filed with the Commission, the January 2001 monthly Distribution Date Statement with respect to the Trust. This Distribution Date Statement is filed pursuant to and in accordance with a no action request filed on August 21, 1995 with the Commission by Onyx Acceptance Financial Corporation, originator of the
Onyx Acceptance Owner Trust 2000-A and Onyx Acceptance Corporation as servicer and the affirmative response thereto by the Securities and Exchange
Commission dated September 22, 1995. The filing of the monthly Distribution Date Statement will occur subsequent to each monthly distribution to the Trust's Securityholders until and unless exempted under provisions of the Securities and Exchange Act.

Item 7.  Financial Statements and Exhibits

(a)      Financial Statements
         None

(c)      Exhibits
         Exhibit No.

         19.Monthly Distribution Date Statement of the Onyx Acceptance Owner Trust 2000-A for the month of January 2001.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Onyx Acceptance Financial Corporation



         DON P. DUFFY
By:_____________________________________________________
         Don P. Duffy      Executive Vice President
Date: January 31, 2001

Exhibit 19

Onyx Acceptance Owner Trust 2000-A                                                                    Distribution Date Statement

      6.09% Class A-1 Auto Loan Backed Notes                         $72,000,000
      6.81% Class A-2 Auto Loan Backed Notes                        $132,000,000
      7.27% Class A-3 Auto Loan Backed Notes                        $107,000,000
      7.42% Class A-4 Auto Loan Backed Notes                         $93,200,000
      7.69% Auto Loan Backed Certificates                            $25,800,000

            Total Securities Issued                                 $430,000,000

Collection Period Beginning on:                                         12/01/00
Collection Period Ending on:                                            12/31/00
Distribution Date:                                                      01/16/01

          1 Original Pool Balance of underlying Contracts                                                         $430,000,000.00
          2 Collection Period Beginning Pool Balance of underlying Contracts                                      $315,291,634.02
          3 Securities Balance (Notes outstanding principal amount + Certificate Balance): Beginning              $315,291,634.02


            Net Collections for the Collection Period
          4 Monthly P&I, partial prepayments & Full Prepayments in Calendar Month                                  $12,466,581.97
          5 Full Prepayments through first 5 business days of current month (Precompute only)                           27,945.71
         5a Full Prepayments through first 5 business days of current month (Simple interest  only)                    661,799.15
          6 Full Prepayments included in Prior Collection Period (Precompute only)                                      43,285.26
         6a Full Prepayments included in Prior Collection Period (Simple Interest only)                              1,065,755.53
7           Partial Prepayments of Rule of 78's contracts deposited to PayAhead Acct                                         0.00
          8 Amounts Withdrawn from PayAhead Acct & Deposited to Collection Acct                                         42,604.26
9           Yield Supplement Amount to be Deposited to Collection Account                                                    0.00
10          Net Liquidation Proceeds on Defaulted Contracts                                                            405,581.03
11          Net Liquidation Proceeds first 5 business days of current month                                                  0.00
12          Net Liquidation Proceeds included in Prior Collection Period                                                     0.00
13          Net Insurance Proceeds                                                                                           0.00
14          Net Insurance Proceeds first 5 business days of current month                                                    0.00
15          Net Insurance Proceeds included in Prior Collection Period                                                       0.00
16          Aggregate Purchase Amount for Purchased Contracts (Repurchases)                                                  0.00
17          Reinvestment Earnings on Funds in Collection Acct (ccma acct #013338)                                       52,678.08

         18 Net Collections (4+5+5a-6-6a-7+8+9+10+11-12+13+14-15+16+17)                                            $12,548,149.41

            Computation of Regular Principal Distributable Amount
19          Scheduled Principal Decline (recomputed actuarial) Precompute contracts only                               414,384.21
         20 Principal Collected: Payments only - Simple Interest contracts                                           4,382,018.80
         21 Principal Collected: Full Prepayments - S.I. thru month-end                                              2,691,898.41
         22 Full Prepayments through first 5 business days of current month: Simple Interest only                      661,799.15
         23 Full Prepayments: Precompute only thru month end                                                           214,876.97
         24 Full Prepayments through first 5 business days of current month: Precompute only                            27,945.71
         25 Defaulted Contracts  (Liquidated Proceeds received)                                                      1,367,917.53
         26 Defaulted Contracts  (Liquidated Proceeds received) thru 1st 5 business days of current month                    0.00
         27 Defaulted Contracts  (4 or more periods.Liquidated Proceeds not received)                                        0.00
         28 Defaulted Contracts  (4 or more periods.Liquidated Proceeds not received)                                        0.00
         29 Repurchased Contracts                                                                                            0.00

         30 Regular Principal Distributable Amount  (Sum of 19 thru 29)                                             $9,760,840.78

31          Collection Period Ending Pool Balance of underlying Contracts                                         $305,530,793.24
32          Collection Period Ending Pool Balance as a percent of Original Pool Balance (31 / 1)                           71.05%

33          Accelerated Principal Target Level                                                                                N/A
34          Accelerated Principal Distributable Amount                                                                      $0.00

            Calculation of Note Interest Distributable Amount



35          Class A-1 Notes:   Outstanding Principal Amount as of end of prior Distribution Date                            $0.00

36          Class A-1 Note Interest Carryover Shortfall                                                                     $0.00
37          Class A-1 Note Interest Accrual over Interest Accrual Period @                                                  $0.00

38          Class A-1 Note Interest Distributable Amount (36 + 37)                                                          $0.00

39          Class A-2 Notes:   Outstanding Principal Amount as of end of prior Distribution Date                   $89,291,634.02

40          Class A-2 Note Interest Carryover Shortfall                                                                     $0.00
41          Class A-2 Note Interest Accrual over Interest Accrual Period @                                            $506,730.02

42          Class A-2 Note Interest Distributable Amount (40 + 41)                                                    $506,730.02

43          Class A-3 Notes:   Outstanding Principal Amount as of end of prior Distribution Date                  $107,000,000.00

44          Class A-3 Note Interest Carryover Shortfall                                                                     $0.00
45          Class A-3 Note Interest Accrual over Interest Accrual Period @                                            $648,241.67

46          Class A-3 Note Interest Distributable Amount (44 + 45)                                                    $648,241.67

47          Class A-4 Notes:   Outstanding Principal Amount as of end of prior Distribution Date                   $93,200,000.00

48          Class A-4 Note Interest Carryover Shortfall                                                                     $0.00
49          Class A-4 Note Interest Accrual over Interest Accrual Period @                                            $576,286.67

50          Class A-4 Note Interest Distributable Amount (48 + 49)                                                    $576,286.67

51          Note Interest Distributable Amount - Total all Notes (38+43+46+50)                                      $1,731,258.36

            Calculation of Note Principal Distributable Amount
52          Class A-1 Note original outstanding principal amount                                                   $72,000,000.00
53          Class A-1 Note outstanding principal amount: Beginning  (35)                                                    $0.00
54          Class A-1 Note Principal Carryover Shortfall for immediately preceding Distribution Date                        $0.00
55          Class A-1 Note Percentage                                                                                          0%
56          Class A-1 Note Percentage multiplied by Regular Principal Distributable Amount (must be <= 53-54)               $0.00
57          Class A-1 Note Accelerated Principal Distributable Amount                                                       $0.00
58          Class A-1 Note Principal Distributable Amount (54 + 56 + 57)                                                    $0.00

59          Class A-1 Note outstanding principal amount: Ending (53 - 58)                                                   $0.00
60          Class A-1 Note Pool Factor  (59 / 52)                                                                        0.000000

61          Class A-2 Note original outstanding principal amount                                                  $132,000,000.00
62          Class A-2 Note outstanding principal amount: Beginning (39)                                            $89,291,634.02
63          Class A-2 Note Principal Carryover Shortfall for immediately preceding Distribution Date                        $0.00
64          Class A-2 Note Percentage                                                                                        100%
65          Class A-2 Note Percentage multiplied by Regular Principal Distributable Amount (must be <= 62-63)       $9,760,840.78
66          Class A-2 Note Accelerated Principal Distributable Amount                                                       $0.00
67          Class A-2 Note Principal Distributable Amount (63 + 65 + 66)                                            $9,760,840.78

68          Class A-2 Note outstanding principal amount: Ending (62 - 67)                                          $79,530,793.24
69          Class A-2 Note Pool Factor (68 / 61)                                                                         0.602506

70          Class A-3 Note original outstanding principal amount                                                  $107,000,000.00
71          Class A-3 Note outstanding principal amount: Beginning (43)                                           $107,000,000.00
72          Class A-3 Note Principal Carryover Shortfall for immediately preceding Distribution Date                        $0.00
73          Class A-3 Note Percentage                                                                                          0%
74          Class A-3 Note Percentage multiplied by Regular Principal Distributable Amount (must be <= 71-72)               $0.00
75          Class A-3 Note Accelerated Principal Distributable Amount                                                       $0.00
76          Class A-3 Note Principal Distributable Amount (72 + 74 + 75)                                                    $0.00

77          Class A-3 Note outstanding principal amount: Ending (71 - 76)                                         $107,000,000.00
78          Class A-3 Note Pool Factor (77 / 70)                                                                         1.000000

79          Class A-4 Note original outstanding principal amount                                                   $93,200,000.00
80          Class A-4 Note outstanding principal amount: Beginning (47)                                            $93,200,000.00
81          Class A-4 Note Principal Carryover Shortfall for immediately preceding Distribution Date                        $0.00
82          Class A-4 Note Percentage                                                                                          0%
83          Class A-4 Note Percentage multiplied by Regular Principal Distributable Amount (must be <= 80-81)               $0.00
84          Class A-4 Note Accelerated Principal Distributable Amount                                                       $0.00
85          Class A-4 Note Principal Distributable Amount (81 + 83 + 84)                                                    $0.00

86          Class A-4 Note outstanding principal amount: Ending (80 - 85)                                          $93,200,000.00
87          Class A-4 Note Pool Factor (86 / 79)                                                                         1.000000

88          Note Principal Distributable Amount - Total all Notes  (58 + 67 + 76 + 85)                              $9,760,840.78
89          Note outstanding principal amount - Total all Notes: Ending   (60 + 69 + 78 + 87)                     $279,730,793.24
90          Accelerated Principal Distributable Amount  (57 + 66 + 75 + 84)                                                 $0.00
91          Note Distributable Amount - Total all Notes (Principal & Interest) (88 + 51)                           $11,492,099.14

92          Memo: Note Principal Carryover Shortfall - Total for immediately preceding Distribution Date                    $0.00

            Calculation of Certificate Interest Distributable Amount
93          Certificate Interest Accrual Period begins
94          Certificate Interest Accrual Period ends

95          Certificate Balance as of immediately preceding Distribution Date                                      $25,800,000.00

96          Certificate Interest Carryover Shortfall                                                                        $0.00
97          Certificate Interest Accrual over Interest Accrual Period @                                               $165,335.00

98          Certificate Interest Distributable Amount (96 + 97)                                                       $165,335.00

            Calculation of Certificate Principal Distributable Amount
99          Original Certificate Balance                                                                           $25,800,000.00
100         Certificate Balance: Beginning (95)                                                                    $25,800,000.00
101         Certificate Principal Carryover Shortfall for immediately preceding Distribution Date                           $0.00
102         Certificate Percentage                                                                                             0%
103         Certificate Percentage multiplied by Regular Principal Distributable Amount                                     $0.00
104         Certificate Principal Distributable Amount (101 + 103)                                                          $0.00

105         Certificate Balance: Ending (100 - 104)                                                                $25,800,000.00
106         Certificate Pool Factor (105 / 99)                                                                           1.000000

107         Certificate Distributable Amount  (Principal & Interest) (98 + 104)                                       $165,335.00

108         Securities Balance (Notes outstanding principal amount + Certificate Balance) - Beginning (3)         $315,291,634.02
109         Principal Distribution Amount (88 + 104)                                                                $9,760,840.78
110         Securities Balance (Notes outstanding principal amount + Certificate Balance) - Ending (89 + 105)     $305,530,793.24

            Calculation of Total Distribution Amount
111         Interest Distribution Amount                                                                            $1,896,593.36
112         Principal Distribution Amount                                                                           $9,760,840.78
113         Total Distribution Amount (111 + 112)                                                                  $11,657,434.14

            NET COLLECTIONS PAYOUT ALLOCATION OF TOTAL DISTRIBUTION AMOUNT

114         Reinvestment Earnings on Funds in Collection Acct Paid this Period to Servicer  (17)                       $52,678.08
115         Servicing Fee Paid this Period to Servicer (1.0% / 12 x Beginning Pool Balance)                           $262,743.03

            Note Interest Paid Calculation
116         Class A-1 Note Interest Carryover Shortfall (Beginning)  (36)                                                   $0.00
117         Interest Due on Above Beginning Shortfall                                                                       $0.00
118         Class A-1 Note Interest Distributable Amount  (38)                                                              $0.00
119         Class A-1 Note Interest Paid this Period  (Minimum of 118 and 18 -114 - 115)                                    $0.00
120         Class A-1 Note Interest Carryover Shortfall (Ending)  (118 - 119)                                               $0.00

121         Class A-2 Note Interest Carryover Shortfall (Beginning)  (40)                                                   $0.00
122         Interest Due on Above Beginning Shortfall                                                                       $0.00
123         Class A-2 Note Interest Distributable Amount  (42)                                                        $506,730.02
124         Class A-2 Note Interest Paid this Period  (Minimum of 123 and 18 - 114 - 115 -118)                        $506,730.02
125         Class A-2 Note Interest Carryover Shortfall (Ending)  (123 - 124)                                               $0.00

126         Class A-3 Note Interest Carryover Shortfall (Beginning)  (44)                                                   $0.00
127         Interest Due on Above Beginning Shortfall                                                                       $0.00
128         Class A-3 Note Interest Distributable Amount  (46)                                                        $648,241.67
129         Class A-3 Note Interest Paid this Period  (Minimum of 128 and 18 - 114 - 115 - 118 - 123)                 $648,241.67
130         Class A-3 Note Interest Carryover Shortfall (Ending)  (128 - 129)                                               $0.00

131         Class A-4 Note Interest Carryover Shortfall (Beginning)  (48)                                                   $0.00
132         Interest Due on Above Beginning Shortfall                                                                       $0.00
133         Class A-4 Note Interest Distributable Amount  (50)                                                        $576,286.67
134         Class A-4 Note Interest Paid this Period  (Minimum of 133 and 18 - 114 - 115 - 118- 123 - 128)            $576,286.67
135         Class A-4 Note Interest Carryover Shortfall (Ending)  (133 - 134)                                               $0.00

136         Note Interest Carryover Shortfall (Beginning)  (116 + 121 + 126 + 131)                                          $0.00
137         Interest Due on Above Beginning Shortfall  (117 + 122 + 127 + 132)                                              $0.00
138         Note Interest Distributable Amount  (51)                                                                $1,731,258.36
139         Note Interest Paid this Period   (119 + 124 + 129 + 134)                                                $1,731,258.36
140         Note Interest Carryover Shortfall (Ending)  (120 + 125 + 130 + 135)                                             $0.00

            Certificate Interest Paid Calculation
141         Certificate Interest Carryover Shortfall (Beginning)  (96)                                                      $0.00
142         Interest Due on Above Beginning Shortfall                                                                       $0.00
143         Certificate Interest Distributable Amount  (98)                                                           $165,335.00
144         Certificate Interest Paid this Period  (Minimum of 143 and 18 - 114 - 115 - 139)                          $165,335.00
145         Certificate Interest Carryover Shortfall (Ending)  (143 - 144)                                                  $0.00

            Note Principal Paid Calculation
146         Class A-1 Note Principal Carryover Shortfall (Beginning)  (54)                                                  $0.00
147         Class A-1 Note Principal Distributable Amount  (58)                                                             $0.00
148         Class A-1 Note Principal Paid this Period  (Minimum of 147 and 18 - 114 - 115 - 139 - 144)                      $0.00
149         Class A-1 Note Principal Carryover Shortfall (Ending)  (147 - 148)                                              $0.00

150         Class A-2 Note Principal Carryover Shortfall (Beginning)  (63)                                                  $0.00
151         Class A-2 Note Principal Distributable Amount  (67)                                                     $9,760,840.78
152         Class A-2 Note Principal Paid this Period  (Minimum of 151 and 18 - 114 - 115 - 139 - 144 - 147)        $9,760,840.78
153         Class A-2 Note Principal Carryover Shortfall (Ending)  (151 - 152)                                              $0.00

154         Class A-3 Note Principal Carryover Shortfall (Beginning)  (72)                                                  $0.00
155         Class A-3 Note Principal Distributable Amount  (76)                                                             $0.00
156         Class A-3 Note Principal Paid this Period  (Minimum of 155 and 18 - 114 - 115 - 139 - 144 - 147 - 151)          $0.00
157         Class A-3 Note Principal Carryover Shortfall (Ending)  (155-156)                                                $0.00

158         Class A-4 Note Principal Carryover Shortfall (Beginning)  (81)                                                  $0.00
159         Class A-4 Note Principal Distributable Amount  (85)                                                             $0.00
160         Class A-4 Note Principal Paid this Period  (Minimum of 159 and 18 - 114 - 115 - 139 - 144 - 147 - 151 - 155)    $0.00
161         Class A-4 Note Principal Carryover Shortfall (Ending)  (159 - 160)                                              $0.00

162         Note Principal Carryover Shortfall (Beginning)  (146 + 150 + 154 + 158)                                         $0.00
163         Note Principal Distributable Amount  (88)                                                               $9,760,840.78
164         Note Principal Paid this Period  (148 + 152 + 156 + 160)                                                $9,760,840.78
165         Note Principal Carryover Shortfall (Ending)  (149 + 153 + 157 + 161)                                            $0.00

            Certificate Principal Paid Calculation
166         Certificate Principal Carryover Shortfall (Beginning)  (101)                                                    $0.00
167         Certificate Principal Distributable Amount  (104)                                                               $0.00
168         Certificate Principal Paid this Period  (Minimum of 167 and 18 - 114 - 115 - 139 - 144 - 164))                  $0.00
169         Certificate Principal Carryover Shortfall (Ending)  (167 - 168)                                                 $0.00

            Summary of Distributions Paid from Net Collections this Period
170         Reinvestment Earnings on Funds in Collection Account Payable to Servicer  (17)                             $52,678.08
171         Servicing Fee Payable to Servicer (1.0% / 12 x Beginning Pool Balance)  (115)                             $262,743.03
172         Note Interest Distributable Amount Paid this Period  (139)                                               1,731,258.36
173         Certificate Interest Distributable Amount Paid this Period  (144)                                          165,335.00
174         Note Principal Distributable Amount Paid this Period  (164)                                             $9,760,840.78
175         Certificate Principal Distributable Amount Paid this Period (168)                                               $0.00
176         Surety Fee Payable to Insurer (0.16%/360 x Days in Collection Period x Beg Securities Balance)              43,440.18
177         Reinsurance Fee Payable to Insurer (2.75%/360 * Days in Collection period * Deposit Coverage Amount)        24,519.31

178         Total Distributions from Collection Account   (Sum of 170 thru 177)                                    $12,040,814.74

179         Total Excess Spread Available for Deposit to Spread Account   (18- 178)                                   $507,334.67

            SPREAD ACCOUNT RECONCILIATION
180         Initial Deposit                                                                                                 $0.00
181         Deposits to Spread Account Prior Collection Periods                                                    $16,082,602.89
182         Deposit to Spread Account this Collection Period    (179)                                                 $507,334.67
183         Reinvestment Earnings on Funds in Spread Acct deposited to Spead acct                                      $30,667.10
184         Draws from Spread Account Prior Periods                                                                 $9,632,602.89

185         Spread Account Balance     (180 + 181 + 182 + 183 - 184)                                                $6,988,001.77

186         Required Spread Account Balance                                                                         $8,600,000.00
       186A Required Spread Account Cash Balance                                                                    $6,450,000.00
187         Draws from Spread Account this Collection Period   ((185 - 186a) if positive, 0 otherwise)                $538,001.77
188         Spread Account Balance net of Draws this Collection Period    (185 - 187)                               $6,450,000.00

            Delinquency Statistics
189         Number of Accts Delinquent 30 - 59 Days                                                                           943
190         Number of Accts Delinquent 60 - 89 Days                                                                           376
191         Number of Accts Deliquent 90 Days and Over                                                                        584
192         Total Number of Delinquent Accounts 30 Days and Over  (189 + 190 + 191)                                         1,903

193         Aggregate Net Outstanding Balance of Delinquent Loans 30-59 days                                          $10,290,357
194         Aggregate Net Outstanding Balance of Delinquent Loans 60 - 89 days                                         $4,399,036
195         Aggregate Net Outstanding Balance of Delinquent Loans 90 days and over                                     $6,669,871
196         Total Aggregate Net Outstanding Balance of Delinquent Loans   (193 + 194 + 195)                           $21,359,264

197         Policy Claim Amount                                                                                             $0.00
        198 Deposit Coverage Amount (Reinsurance)                                                                  $10,354,193.63

            Repossession Statistics
199         Number of Accounts in Repo Inventory @ Beginning of Collection Period                                             278
200         Number of Accounts Repossessed During Collection Period                                                           155
201         Number of Repo'd Accounts Sold or Reinstated During Collection Period                                              98
202         Number of Accounts in Repo Inventory @ End of Collection Period (199 + 200 - 201)                                 335

203         Aggregate Net Outstanding Balance of Accounts in Repo Inventory @ Beginning of Collection Period        $3,062,768.71
204         Aggregate Net Outstanding Balance of Accounts Repossessed During Month                                   1,815,973.85
205         Aggregate Net Outstanding Balance of Repo Accounts Sold or Reinstated During Month                       1,028,911.45
206         Aggregate Net Outstanding Balance of Accounts in Repo Inventory @ End of Collection Period              $3,849,831.11


            Accounts Outstanding Statistics
207         Original Accounts Outstanding                                                                                  34,907
208         Remaining Number of Accounts Outstanding @  End of Collection Period                                           28,591

            Calculation of Net Yield
209         Interest Collected on Contracts                                                                          3,696,967.05
210         Interest Collected on Contracts - Prior Collection Period                                                3,710,737.77
211         Interest Collected on Contracts - Two Collection Periods Ago                                             4,319,162.56
212         Liquidated Contract Balances (less Liquidation proceeds)                                                   962,336.50
213         Liquidated Contract Balances (less Liquidation proceeds) - Prior Collection Period                         777,850.01
214         Liquidated Contract Balances (less Liquidation proceeds) - Two Collection Periods Ago                    1,035,101.74
215         Interest Paid to Securityholders  (111)                                                                  1,896,593.36
216         Interest Paid to Securityholders - Prior Collection Period                                               1,958,565.60
217         Interest Paid to Securityholders - Two Collection Periods Ago                                            2,029,557.39
218         Servicing Fees Paid to Servicer  (171)                                                                    $262,743.03
219         Servicing Fees Paid to Servicer -  Prior Collection Period                                                $271,843.21
220         Servicing Fees Paid to Servicer - Two Collection Periods Ago                                              $282,267.85
221         Ending Pool Balance  (31)                                                                             $305,530,793.24
222         Ending Pool Balance - Prior Collection Period                                                         $315,291,634.02
223         Ending Pool Balance - Two Collection Periods Ago                                                      $326,211,852.36

224         Net Yield                                                                                                       2.85%

               A.P.R. Statistics
225         Dollar Weighted A.P.R. of Contracts @ Cutoff Date                                                              14.86%
226         Dollar Weighted A.P.R. of Remaining Contracts in Trust as of End of Collection Period                          14.91%


            Credit Loss Statistics
227         Gross Credit Losses during Collection Period  (25 + 26 + 27 + 28))                                      $1,367,917.53
228         Recoveries during Collection Period  (10+11-12)                                                            405,581.03

229         Net Credit Losses during Collection Period   (227 - 228)                                                  $962,336.50

230         Cumulative Net Credit Losses                                                                            $5,480,260.75
231         Cumulative Net Credit Losses as a Percent of Original Certificate Balance (230  /  1)                           1.27%
232         Memo:  Cram Down Losses                                                                                         $0.00

233         Remaining Weighted Average Maturity (Months)                                                                     46.8
